                                   SUPPLEMENT
                          DATED NOVEMBER 10, 2006, 2006
                                       TO
                          PROSPECTUS DATED MAY 1, 2006

                                  ADVANTAGE IV

                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                                    Issued by
                   Western Reserve Life Assurance Co. of Ohio
                                     through
                        WRL Series Life Corporate Account

This Supplement makes the following addition to the end of the section of the prospectus entitled "Tax Considerations":

     PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, THE COMPANY IS INFORMING POLICYHOLDERS AND PROSPECTIVE POLICYHOLDERS THAT (A) THE SUMMARY SET FORTH BELOW IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING PENALTIES UNDER THE U.S. FEDERAL TAX LAWS OR ANY OTHER APPLICABLE TAX LAWS THAT MAY BE IMPOSED ON THE TAXPAYER, (B) THE SUMMARY SET FORTH BELOW WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE COMPANY OF THE POLICIES, AND (C) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

     On August 17, 2006, the Pension Protection Act of 2006 was signed into law. This legislation, adding a new section (j) to Internal Revenue Code Section 101, affects not only employer-owned life insurance contracts issued after the enactment date, but may also affect such contracts issued prior to the law's enactment if there is a material increase in the death benefit or other material change to the contract. The brief summary that follows is intended to provide a general description of important requirements which may apply to these contracts. This disclosure is not intended and may not be used as a basis for legal or tax advice.

     An "employer-owned life insurance contract" ("Contract") is a life insurance contract for which (a) a person engaged in a trade or business (or a related person) ("Employer") is the owner and a direct or indirect beneficiary and (b) the insured ("Insured") is an officer, director or employee (including a highly compensated employee as defined in Internal Revenue Code Section 414(q)) of the Employer at the issuance of the Contract. In order for the death benefits payable from certain Contracts to be fully excludable from gross income under Internal Revenue Code Section 101(a), the following eligibility, notice and consent requirements must be satisfied:

     1.   ELIGIBILITY. One of the following must apply:

          - The Insured was an employee at any time during the 12-month period before the Insured's death;

          - At the time of the issuance or material change of the Contract, the Insured is, with respect to the Employer, either (1) a director; (2) a highly compensated employee within the meaning of section 414(q) (without regard to paragraph (1)(B)(ii) thereof); or (3) a highly compensated individual within the meaning of section 105(h)(5), except that "35 percent" shall be substituted for "25 percent" in subparagraph (C) thereof; or

          - The death benefit is paid to the Insured's heirs either directly or to purchase an equity (or capital or profits) interest in the Employer.

     2. NOTICE. Prior to the issuance or material change of the Contract, the Insured must be notified in writing (a) that the Employer intends to insure the Insured's life, (b) of the maximum face amount for which the Insured could be insured at the time the Contract is issued, and
          (c) that the Employer will be a beneficiary of any proceeds payable upon the death of the Insured.

     3. CONSENT. Prior to the issuance or material change of the Contract, the Insured must provide a written consent to being insured under the Contract and to the insurance coverage continuing after the Insured terminates service with the Employer.

     Failure to comply with these requirements of Internal Revenue Code Section 101(j) with respect to any Contract may cause the death benefit paid under the Contract (in excess of the sum of any premiums or other amounts paid by the Employer for the Contract) to be includable in the gross income of the Employer in the year paid.

     In addition to these eligibility, notice and consent requirements, the Employer must file a return, in the manner and form specified by Treasury, that shows for each year a Contract is owned: (a) the number of employees at the end of the year; (b) the number of employees insured under the Contracts at the end of the year; (c) the total amount of insurance in force at the end of the year under such Contracts; (d) the name, address and taxpayer identification number of the Employer and the type of business the Employer is engaged in; and (e) that the Employer has a valid consent for each Insured or the number of Insureds for which a consent was not obtained. The Employer must also keep adequate records to determine whether the qualification and filing requirements are satisfied.

     The requirements of International Revenue Code Section 101(j) apply to "employer-owned life insurance contracts" issued after August 17, 2006 (the date of enactment), except for a contract issued in an exchange pursuant to Internal Revenue Code Section 1035 for a contract issued on or before such date. Any material increase in the death benefit or other material change to a contract issued on or before August 17, 2006 will cause the contract to be treated as a new contract subject to the requirements of Internal Revenue Code Section 101(j).

     The Employer has the sole responsibility to verify the eligibility of the proposed Insureds and to provide the notices and obtain the signed consents required by Internal Revenue Code Section 101(j).